NATIONWIDE VARIABLE INSURANCE TRUST
American Century NVIT Multi Cap Value Fund
Gartmore NVIT International Equity Fund
Gartmore NVIT Worldwide Leaders Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Developing Markets Fund
NVIT Emerging Markets Fund
NVIT Growth Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Oppenheimer NVIT Large Cap Growth Fund
Templeton NVIT International Value Fund
Van Kampen NVIT Comstock Value Fund

Supplement dated June 17, 2010
to the Prospectus dated May 1, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

I.           NVIT Growth Fund

1.           On page 25 of the Prospectus following “Portfolio Management – Portfolio Managers,” the information regarding the portfolio managers is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Paul Atkinson	Head of U.S. Equities, Aberdeen	Since September 1998
Douglas Burtnick, CFA	Senior Investment Manager, Aberdeen	Since October 2007

2.           On page 59 of the Prospectus, the paragraph following “Portfolio Management” that relates to the “NVIT Growth Fund” is deleted and replaced with the following:

Paul Atkinson, Head of U.S. Equities and Douglas Burtnick, CFA, Senior Investment Manager, are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Atkinson joined Aberdeen in September 1998 as the head of the equity derivatives team and became a senior investment manager on the U.S. equity team in May 2005.  He graduated with a BSc (Hons) in economics and finance from Cardiff Business School, U.K. and was awarded an MSc in finance from the University of London, Birbeck College in 1996.

Mr. Burtnick joined Aberdeen in October 2007. Prior to that, Mr. Burtnick was a portfolio manager employed by NFA since May 2002. Mr. Burtnick graduated with a B.S. from Cornell University.

II.           Van Kampen NVIT Comstock Value Fund

1.           Invesco Ltd. has purchased Van Kampen Asset Management (“VKAM”) from Morgan Stanley, VKAM’s previous indirect parent company, effective June 1, 2010 (the “Transaction”).  Under the Investment Company Act of 1940, as amended, the Transaction constituted an “assignment” of VKAM’s subadvisory agreement with respect to the Van Kampen NVIT Comstock Value Fund (the “Fund”) that caused such subadvisory agreement to automatically terminate on such date.  The Trust has received an exemptive order from the Securities and Exchange Commission (“SEC”) which permits the hiring of an unaffiliated subadviser upon the approval of the Board of Trustees of the Trust, without the requirement of obtaining the approval of the Fund’s shareholders (the “Manager of Managers Order”).  In reliance upon the Manager of Manager’s Order, at an in-person meeting held on March 11, 2010, the Board of Trustees of the Trust approved a new subadvisory agreement with Invesco Advisers, Inc. (“Invesco”), a subsidiary of Invesco Ltd., which took effect on June 1, 2010, immediately upon the closing of the Transaction. The portfolio managers for the Fund currently are expected to remain the same as before the Transaction.

2.           On page 40 of the Prospectus, the information following “Portfolio Management – Subadvisers” is deleted and replaced with the following:

Invesco Advisers, Inc. (“Invesco”)

3.           On page 40 of the Prospectus, the table following “Portfolio Management – Portfolio Managers” is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Jason S. Leder	Managing Director, Invesco	Since June 2010
Kevin C. Holt	Managing Director, Invesco	Since June 2010
Devin Armstrong, CFA	Executive Director, Invesco	Since June 2010
James Warwick	Executive Director, Invesco	Since June 2010

4.           The paragraph on page 57 of the Prospectus following “Subadvisers” that relates to Van Kampen Asset Management is deleted and replaced with the following:

Invesco Advisers, Inc. (“Invesco”) is the subadviser for the Van Kampen NVIT Comstock Value Fund.  Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.  Invesco Ltd. is a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

5.           The information on page 60 of the Prospectus following “Portfolio Management” that relates to the “Van Kampen NVIT Comstock Value Fund” is deleted and replaced with the following:

Portfolio Managers Jason S. Leder, Kevin C. Holt, Devin Armstrong, CFA, and James Warwick are responsible for the day-to-day management of the Fund’s investment portfolio.

Mr. Leder, a Managing Director of Invesco, has been employed by Invesco since June 2010.  Previously, Mr. Leder was a Managing Director of Van Kampen Asset Management (“VKAM”) and employed by VKAM from April 1995.  Mr. Holt, a Managing Director of Invesco, has been employed by Invesco since June 2010.  Previously, Mr. Holt was a Managing Director of VKAM and employed by VKAM from August 1999.  Mr. Armstrong, an Executive Director of Invesco, has been employed by Invesco since June 2010.  Previously, Mr. Armstrong was an Executive Director of VKAM and has been employed by VKAM from August 2004.  Mr. Warwick, an Executive Director of Invesco, has been employed by Invesco since June 2010.  Previously, Mr. Warwick was an Executive Director of VKAM and has been employed by VKAM from 2002.

6.           Shareholders of the Fund soon will receive an Information Statement as required under the Trust’s Manager of Manager’s Exemptive Order with more detailed information about Invesco.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE